Exhibit 10.1

EXECUTION VERSION

SHARE REPURCHASE AGREEMENT

dated as of

July 26, 2018

among

BNP Paribas,

BancWest Corporation

and

First Hawaiian, Inc.

TABLE OF CONTENTS

		Page

Article 1
SALE AND REPURCHASE
1.1	Repurchase	1

1.2	Closing	2

1.3	Closing Conditions	2
Article 2
REPRESENTATIONS AND WARRANTIES OF SELLERS
2.1	Existence	3

2.2	Power and Authority	3

2.3	Authorization	3

2.4	No Conflicts	3

2.5	Title	4

2.6	Broker Fee	4
Article 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
3.1	Existence	4

3.2	Power and Authority	4

3.3	Authorization	4

3.4	No Conflicts	4

3.5	Sufficient Funds	5

3.6	Broker Fee	5
Article 4
MISCELLANEOUS
4.1	Fees and Expenses	5

i

TABLE OF CONTENTS

(continued)

ii

SHARE REPURCHASE AGREEMENT

This Share Repurchase Agreement, dated as of July 26, 2018 (this “Agreement”), is made by and among BNP Paribas, a corporation organized and domiciled in France (“BNPP”), BancWest Corporation, a Delaware corporation and indirect wholly-owned subsidiary of BNPP (the “BNPP Selling Stockholder”, and together with BNPP, the “Sellers”), and First Hawaiian, Inc., a Delaware corporation (the “Company”).

WHEREAS, BNPP, indirectly through the BNPP Selling Stockholder, beneficially owns 66,661,551 shares of common stock of the Company, par value $0.01 (the “Common Stock”);

WHEREAS, the Sellers have exercised their right under the Registration Rights Agreement, dated as of August 9, 2016, among the Sellers and the Company, for registration of securities regarding the offer and sale of shares of Common Stock beneficially owned by BNPP in one or more underwritten registered offerings;

WHEREAS, on May 8, 2018, the Company filed with the U.S. Securities and Exchange Commission a registration statement on Form S-3, relating to the shares of the Common Stock beneficially owned by BNPP (the “Shelf Registration Statement”);

WHEREAS, the Sellers expect to offer and sell shares of the Common Stock beneficially owned by BNPP in an underwritten public offering (such shares, the “Secondary Shares”, and such offering, the “Secondary Offering”), pursuant to the Shelf Registration Statement;

WHEREAS, concurrently with the Secondary Offering, the BNPP Selling Stockholder wishes to sell to the Company, and the Company wishes to purchase from the BNPP Selling Stockholder, the Repurchased Shares (as defined below) on the terms and subject to the conditions set forth in this Agreement (the “Repurchase Transaction”); and

WHEREAS, the board of directors of the Company (the “Board”) has unanimously approved the Repurchase Transaction.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Article 1
SALE AND REPURCHASE

1.1                               Repurchase.  On the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined below), the BNPP Selling Stockholder shall sell and transfer to the Company, and the Company shall purchase from the BNPP Selling Stockholder, a number of shares of Common Stock (the “Repurchased Shares”) equal to (a) $50.0 million, divided by (b) the Per Share Purchase Price (defined below), rounded down to the nearest whole share. The price for each Repurchased Share will be the per share purchase price paid by the underwriters to the BNPP Selling Stockholder in the Secondary Offering for the Secondary Shares, pursuant to the underwriting agreement (the “Underwriting Agreement”) to be entered into by and among BNPP, the BNPP Selling Stockholder, the Company and the underwriters party thereto (the “Per Share Purchase Price”).

1.2                               Closing.  The closing of the Repurchase Transaction (the “Closing”) shall be held at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004 at the time specified for the closing in the Underwriting Agreement, subject to the satisfaction or waiver of the conditions set forth in Section 1.3 below (the date on which the Closing actually occurs is referred to herein as the “Closing Date”). At the Closing:

(a)                                 the BNPP Selling Stockholder shall deliver or cause to be delivered to the Company all right, title and interest in and to the Repurchased Shares, free and clear of all liens, claims, pledges, security interests and other encumbrances of whatever nature (collectively, “Encumbrances”), together with all documentation reasonably necessary to transfer to the Company such right, title and interest; and

(b)                                 the Company shall pay to the BNPP Selling Stockholder the aggregate Per Share Purchase Price for the Repurchased Shares in immediately available funds by wire transfer to an account in accordance with the instructions provided by the BNPP Selling Stockholder to the Company no later than two (2) business days prior to the Closing.

1.3                               Closing Conditions.

(a)                                 The obligation of the BNPP Selling Stockholder to sell the Repurchased Shares to the Company and the obligation of the Company to purchase and pay for the Repurchased Shares on the Closing Date are subject to the consummation of the Secondary Offering.

(b)                                 The obligation of the Company to purchase and pay for the Repurchased Shares on the Closing Date is subject to the satisfaction or waiver of the following conditions:

(i)                                     each representation and warranty made by the Sellers in Article 2 below shall be true and correct as of the date of this Agreement and on and as of the Closing Date as though made as of the Closing Date;

(ii)                                  the Sellers shall have complied with all agreements and all conditions on their part to be performed under this Agreement at or prior to the Closing;

(iii)                               the Company shall have received a certificate of the Sellers, dated as of the Closing Date, to the effect that the conditions set forth in Sections 1.3(b)(i) and (ii) hereof have been satisfied;

(iv)                              the receipt by the Board of a fairness opinion from Sandler O’Neill & Partners, L.P., in the form previously reviewed by the Board or as otherwise may be acceptable to the Board, stating to the effect that, based on and subject to the limitations and assumptions set forth therein, the Per Share Purchase Price to be paid by the Company pursuant to this Agreement is fair, from a financial point of view, to the Company; and

(v)                                 that, after giving effect to the Repurchase Transaction, (A) the actual, current value of the assets of the Company will exceed the total amount of the Company’s total liabilities by an amount greater than the Company’s capital as defined in the Delaware General Corporation Law; (B) the Company will be able to pay its liabilities as they become absolute and mature; (C) the Company will not have an unreasonably small amount of capital for the business in which it is engaged or intends to engage; and (D) the Company will be able to continue as a going concern.

(c)                                  The obligation of the BNPP Selling Stockholder to sell the Repurchased Shares on the Closing Date is subject to the following conditions:

(i)                                     each representation and warranty made by the Company in Article 3 below shall be true and correct as of the date of this Agreement and on and as of the Closing Date as though made as of the Closing Date;

(ii)                                  the Company shall have complied with all agreements and all conditions on its part to be performed under this Agreement at or prior to the Closing; and

(iii)                               the Sellers shall have received a certificate of the Company, dated as of the Closing Date, to the effect that the conditions set forth in Sections 1.3(c)(i) and (ii) hereof have been satisfied.

Article 2
REPRESENTATIONS AND WARRANTIES OF SELLERS

The Sellers hereby make the following representations and warranties to the Company:

2.1                               Existence.  BNPP has been duly formed and is validly existing under the laws of France.  The BNPP Selling Stockholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

2.2                               Power and Authority.  Each of the Sellers has the full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken.

2.3                               Authorization.  This Agreement has been duly authorized, executed and delivered by or on behalf of each of the Sellers and constitutes a valid and binding agreement of the Sellers enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

2.4                               No Conflicts.  The execution, delivery and performance by the Sellers of this Agreement will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which either of the Sellers or any of their subsidiaries is a party or by which either of the Sellers or any of their subsidiaries, is bound, (b) result in any violation of the provisions of the organizational documents of the Sellers or any of their subsidiaries or (c) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (a) and (c) above, for any such conflict, breach, violation or default that would not materially and adversely affect the sale of the Repurchased Shares and the consummation of any other transaction herein contemplated.  Upon payment of the aggregate Per Share Purchase Price for the Repurchased Shares in accordance with Section 1.2(b), the Company will acquire good and marketable title to the Repurchased Shares free and clear of all Encumbrances.

2.5                               Title.  As of the date hereof and immediately prior to the delivery of the Repurchased Shares at the Closing, the Sellers are, and will be, the legal and beneficial owners of, and hold, and will hold, good and valid title to the Repurchased Shares, free and clear of all Encumbrances.

2.6                               Broker Fee.  No person has any right or other claim against the Sellers for any commission, fee or other compensation as a finder or broker in connection with the Repurchase Transaction.

Article 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the following representations and warranties to the Sellers:

3.1                               Existence.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.

3.2                               Power and Authority.  The Company has the full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation of the transaction contemplated hereby has been duly and validly taken.

3.3                               Authorization.  This Agreement has been duly authorized, executed and delivered by or on behalf of the Company and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

3.4                               No Conflicts.  The execution, delivery and performance by the Company of this Agreement will not (a) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, (b) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries or (c) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (a) and

(c) above, for any such conflict, breach violation or default that would not materially and adversely affect the purchase of the Repurchased Shares and the consummation of any other transaction herein contemplated.

3.5                               Sufficient Funds.  The Company will have, as of the Closing Date, access to legally available funds sufficient to consummate the Repurchase Transaction.

3.6                               Broker Fee.  No person has any right or other claim against the Company for any commission, fee or other compensation as a finder or broker in connection with the Repurchase Transaction.

Article 4
MISCELLANEOUS

4.1                               Fees and Expenses.  Promptly following delivery by the Company to the BNPP Selling Stockholder of a written request for payment (but in no event later than two (2) business days following delivery thereof), the BNPP Selling Stockholder shall reimburse the Company for all reasonable out-of-pocket costs, fees and expenses incurred by the Board, including the fees and expenses of legal and financial advisors, in connection with the transaction contemplated hereby (but, for the avoidance of doubt, not including any fees that may be payable to the directors serving on the Board), whether or not the Closing shall have occurred.

4.2                               Termination.  This Agreement may be terminated prior to the Closing (a) by mutual written consent of the parties or (b) by either BNPP or the Company by written notice to the other party on or after September 21, 2018, if the Closing shall not have occurred by such date.

4.3                               Further Assurances.  Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such agreements, instruments and other documents, and take such other actions consistent with the terms of this Agreement, as the other parties may reasonably require from time to time in order to carry out the purposes of this Agreement.

4.4                               Survival.  All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated thereby.

4.5                               Amendments and Waivers.  Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only by written agreement executed by the parties hereto.

4.6                               Assignment; Binding Agreement.  This Agreement and the rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto, and no party may assign any of its rights or delegate any of its obligations hereunder without the express written consent of the other parties.

4.7                               No Third Party Beneficiaries.  Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or a successor or permitted assignee of a party to this Agreement.

4.8                               Entire Agreement.  This Agreement constitutes the sole and entire agreement among the parties with respect to the subject matter of this Agreement, and supersedes all prior representations, agreements and understandings, written or oral, with respect to the subject matter hereof.

4.9                               Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law. To the extent that any such provision is so held to be invalid, illegal or unenforceable, the parties shall in good faith use commercially reasonable efforts to find and effect an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

4.10                        Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original (including signatures delivered via facsimile or electronic mail) with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto may deliver this Agreement by facsimile or by electronic mail and each party shall be permitted to rely upon on the signatures so transmitted to the same extent and effect as if they were original signatures.

4.11                        GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

4.12                        CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  Each party to this Agreement hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of New York for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated thereby; provided, that such consent to jurisdiction is solely for the purpose referred to in this Section 4.12 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purpose. Each of the parties hereby agrees not to commence any such action, suit or proceeding other than before one of the above-named courts. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

4.13                        Notices.

(a)                                 Unless otherwise provided in this Agreement, all notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) when delivered, if delivered personally, sent by confirmed telecopy or sent by registered or certified mail, return receipt requested, postage prepaid, provided that such delivery is completed during normal business hours of the recipient, failing which such notice shall be deemed to have been given on the next business day, (ii) on the next business day if sent by overnight courier and delivered on such business day within ordinary business hours and, if not, the next business day following delivery; and (iii) when received, if received during normal business hours and, if not, the next business day after receipt, if delivered by means other than those specified above. Such notices shall be delivered to the address set forth below, or to such other address as a party shall have furnished to the other party in accordance with this Section.

If to the Sellers, to:

BNP Paribas
3 rue d’Antin
Paris, France 75002
Attention: Pierre Julien Marboeuf — Head of Group Financial Management
e-mail: pierre-julien.marboeuf@bnpparibas.com

If to the Company:

First Hawaiian, Inc.
999 Bishop St., 29th Floor
Honolulu, Hawaii 96813
Attention: Eric K. Yeaman — President, Chief Operating Officer and Acting Chief Financial Officer
e-mail: eyeaman@fhb.com

4.14                        Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature Page Follows]

In witness whereof, the parties have caused this Share Repurchase Agreement to be executed and delivered as of the date first above written.

BNP Paribas

By:
Name:
Title:

[Signature Page to Share Repurchase Agreement]

[Signature Page to Share Repurchase Agreement]

BancWest Corporation

By:
Name:
Title:

[Signature Page to Share Repurchase Agreement]

First Hawaiian, Inc.

By:
Name:
Title:

[Signature Page to Share Repurchase Agreement]